EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Dotronix, Inc. (the “Company”) on Form 10-KSB for the year ended June 30, 2006 as filed with the Securities and Exchange Commission (the “Report”), I, Russell W. Mitchell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 28, 2006	/s/ Russell W. Mitchell
Russell W. Mitchell Principal Executive Officer and Principal Financial Officer of Dotronix, Inc.